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                                                                      EXHIBIT 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the registration statements on Form S-3 for the Shareowner Dividend Reinvestment and Stock Purchase Plan (Registration No. 333-00573), Form S-8 for the AT&T Long Term Savings and Security Plan (Registration No. 333-47257), Forms S-8 for the AT&T Long Term Savings Plan for Management Employees (Registration Nos. 33-34264, 33-29256 and 33-21937), Form S-8 for the AT&T Retirement Savings and Profit Sharing Plan (Registration No. 33-39708), Form S-8 for Shares Issuable Under the Stock Option Plan of the AT&T 1987 Long Term Incentive Program (Registration No. 333-47251), Form S-8 for the AT&T of Puerto Rico, Inc. Long Term Savings Plan for Management Employees (Registration No. 33-50819), Form S-8 for the AT&T of Puerto Rico, Inc. Long Term Savings and Security Plan (Registration No. 33-50817), Post-Effective Amendment No. 1 to Form S-8 Registration Statement (Registration No. 33-54797) for the AT&T 1996 Employee Stock Purchase Plan, Form S-8 for the AT&T Shares for Growth Program (Registration No. 333-47255), Form S-8 for the AT&T 1997 Long Term Incentive Program (Registration No. 33-28665), Form S-3 for the AT&T $2,600,000,000 Notes and Warrants to Purchase Notes (Registration No. 33-49589), Form S-3 for the AT&T $3,000,000,000 Notes and Warrants to Purchase Notes (Registration No. 33-59495), Form S-4 for the AT&T 5,000,000 Common Shares (Registration No. 33-57745), and in Post-Effective Amendment Nos.1, 2 and 3 on Form S-8 to Form S-4 Registration Statement (Registration No. 33-42150) for the NCR Corporation 1989 Stock Compensation Plan (Registration No.33-42150-01), the NCR Corporation 1984 Stock Option Plan (Registration No. 33-42150-02) and the NCR Corporation 1976 Stock Option Plan (Registration No. 33-42150-03), respectively, and the Post-Effective Amendment Nos. 1, 2, 3 and 5 on Form S-8 to Form S-4 Registration Statement (Registration No. 33-52119) for the McCaw Cellular Communications, Inc. 1983 Non-Qualified Stock Option Plan (Registration No. 33-52119-01), the McCaw Cellular Communications, Inc. 1987 Stock Option Plan (Registration No. 33-52119-02), the McCaw Cellular Communications, Inc. Equity Purchase Plan (Registration No. 33-52119-03) and the McCaw Cellular Communications, Inc. Employee Stock Purchase Plan (Registration No. 33-52119-05), respectively, and Post-Effective Amendment No.1 on Form S-8 to Form S-4 Registration Statement (Registration No. 33-45302) for the Teradata Corporation 1987 Incentive and Other Stock Option Plan (Registration No. 33-45302-01), Form S-8 for the AT&T Amended and Restated 1969 Stock Option Plan for LIN Broadcasting Corp. (Registration No. 33-63195), and in Post Effective Amendment Nos. 1, 2, 3, 4 and 5 on Form S-8 to Form S-4 Registration Statement (Registration No. 333-49419) for the Teleport Communications Group Inc. 1993 Stock Option Plan (Registration No. 333-49419-01), Teleport Communications Group Inc. 1996 Equity Incentive Plan (Registration No. 333-49419-02), ACC CorpEmployee Long Term Incentive Plan (Registration No. 333-49419-03), ACC Corp. Non-Employee Directors' Stock Option Plan (Registration No. 333-49419-04) and ACC Corp. 1996 UK Sharesave Scheme (Registration No. 333-49419-
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05), and Form S-8 for AT&T Wireless Services, Inc. Employee Stock Purchase Plan
(Registration No. 333-52757), and in Post-Effective Amendment Nos.1 and 2 on Form S-8 and Post-Effective Amendment No. 3 to Form S-4 Registration Statement (Registration No. 333-70279) for the Tele-Communications, Inc. 1998 Incentive Plan, the Tele-Communications, Inc. 1996 Incentive Plan (Amended and Restated), the Tele-Communications, Inc. 1995 Employee Stock Incentive Plan (Amended and Restated), the Tele-Communications, Inc. 1994 Stock Incentive Plan (Amended and Restated), the Tele-Communications, Inc. 1994 Nonemployee Director Stock Option Plan, the Tele-Communications International, Inc., the 1996 Nonemployee Director Stock Option Plan, the Tele-Communications International, Inc.1995 Stock Incentive Plan (Registration No. 333-70279-01), the Liberty Media 401(K) Savings Plan, the TCI 401(K) Stock Plan (Registration No. 333-70279-02), Form S-3 for the $13,080,000 Debt Securities and Warrants to Purchase Debt Securities (Registration No. 333-71167), Form S-4 for Vanguard Cellular Systems, Inc. (Registration No. 333-75083), Form S-4 for MediaOne Corp, (Registration No. 333-86019), Form S-4 for Four Media Corp. (Registration No. 333-30250), Form S-8 for AT&T Long Term Savings (Registration No. 333-87935), Form S-3/A for the AT&T Wireless Group Tracking Stock (Registration No. 333-96037), Form S-8 for the AT&T 1997 Long-Term Incentive Plan for AT&T Wireless (Registration No. 333-36130), Form S-4 for Todd AO Corp. (Registration No. 333-36458), Post-Effective Amendment No. 1 to Form S-8 Registration Statement for the AT&T Long Term Savings Plan for Management Employees, the AT&T Long Term Savings Plan
- San Francisco, and the AT&T Wireless Services 401(K) Retirement Plan (Registration No. 33-34264-1), Post Effective Amendment No. 1 to Form S-8 Registration Statement for the AT&T Long Term Savings Plan for Management Employees, the AT&T Long Term Savings and Security Plan, the AT&T Retirement Savings and Profit Sharing Plan, the AT&T of Puerto Rico, Inc., Long Term Savings and Security Plan, the AT&T of Puerto Rico, Inc. Long Term Savings Plan for Management Employees, the AT&T Long Term Savings Plan - San Francisco, and the AT&T Wireless Services 401(K) Retirement Plan (Registration No. 333-87935-1), Post Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement for the Four Media Company 1997 Stock Plan, the Four Media Company Amended and Restated 1997 Director Option Plan and Certain Additional Stock Option Agreements of Four Media Company (Registration No. 333-30250-1), Form S-4 for the AT&T Wireless Group Tracking Stock (Registration No. 333-41910), Post Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement for the MediaOne Group 1999 Supplemental Stock Plan and the Amended MediaOne Group 1994 Stock Plan (Registration No. 333-86019-1), Post Effective Amendment No. 2 on Form S-8 to Form S-4 Registration Statement for MediaOne Group 401(K) Savings Plan (Registration No. 333-86019-2), Post Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement for The Todd-AO Corporation 1986, 1994, 1995 and 1997 Stock Option Plan (Registration No. 333-36458-1), Form S-8 for the AT&T Long Term Savings Plan for Management employees, the AT&T Long Term Savings and Security Plan, the AT&T Retirement Savings and Profit Sharing Plan, the AT&T of Puerto Rico, Inc. Long Term Savings and Security Plan, the AT&T of Puerto Rico, Inc. Long Term Savings Plan for Management Employees, the AT&T Long Term Savings Plan, the AT&T Long Term Savings Plan - San Francisco, and the AT&T Wireless Services 401(K) Retirement Plan
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(Registration No. 333-43438), Form S-8 for the AT&T 1997 Long Term Incentive
Plan (Registration No. 333-43440), Form S-4/A for Video Services Corporation (Registration No. 333-48606), Form S-4/A for the Wireless Exchange Offer (Registration No. 333-52670), Form S-8 for the AT&T Broadband Deferred Compensation Plan (Registration No. 333-53134), and Post Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement for the International Post Limited 1993 Long Term Incentive Plan of AT&T Corp. (Registration No. 333-48606-1), of our reports dated March 16, 2001, except for Note 6 as to which the date is May 29, 2001, and Note 23 as to which the date is August 10, 2001, relating to the consolidated financial statements of AT&T Corp. and its subsidiaries, and March 16, 2001 relating to the combined financial statements of AT&T Wireless Group, which appear in this Current Report on Form 8-K. We also consent to the incorporation by reference of our report dated March 16, 2001 relating to the consolidated financial statement schedule, which appears in this Form 8-K.




PricewaterhouseCoopers LLP
New York, New York
September 24, 2001